UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

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1895 Bancorp of Wisconsin, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1895 Bancorp of Wisconsin, Inc.

7001 West Edgerton Avenue

Greenfield, Wisconsin 53220

(414) 421-8200

April 9, 2021

Dear Fellow Stockholder:

The 2021 Annual Meeting of Stockholders of 1895 Bancorp of Wisconsin, Inc. will be held at the office of PyraMax Bank, FSB located at 7001 West Edgerton Avenue, Greenfield, Wisconsin on Friday, May 14, 2021, at 10:00 a.m., Central time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the annual meeting. During the annual meeting we will also report on the operations of 1895 Bancorp of Wisconsin, Inc. Also enclosed for your review is our Annual Report for the year ended December 31, 2020, which contains information concerning our activities and operating performance. Our directors and officers, as well as a representative of our independent registered public accounting firm, are expected to be present at the annual meeting to respond to any questions that stockholders may have.

The business to be conducted at the annual meeting consists of the election of directors and the ratification of the appointment of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2021. The Board of Directors has determined that the matters to be considered at the annual meeting are in the best interest of 1895 Bancorp of Wisconsin, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card or submit your proxy online following the instructions on the proxy card as soon as possible. This will not prevent you from attending the meeting and voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting. However, given recent restrictions on in-person gatherings and the ongoing COVID-19 outbreak, we encourage you to submit your proxy in advance of the meeting and refrain from attending the meeting in person this year. Your vote is important, regardless of the number of shares that you own.

As part of our precautions regarding the COVID-19 outbreak and the potential for emergency orders limiting gatherings of people and closing places of business, we are planning for the possibility that the annual meeting may be held solely or in part by means of remote communication. If we decide to hold the annual meeting by means of remote communication, we will announce the decision to do so in advance, including details on how to participate in a virtual meeting, in a press release and/or in a Current Report on Form 8-K that we file with the U.S. Securities and Exchange Commission, which will also be posted on our website at www.pyramaxbank.com on the “Investor Relations” page under “SEC Filings.” If we conduct the annual meeting as a virtual meeting, you will need the control number included on your proxy card in order to access and participate in the meeting.

Our Proxy Statement and the 2020 Annual Report are available at: www.cstproxy.com/1895bancorpofwisconsin/2021.

Sincerely,

/s/ Richard B. Hurd
Richard B. Hurd
Chief Executive Officer

1895 Bancorp of Wisconsin, Inc.

7001 West Edgerton Avenue

Greenfield, Wisconsin 53220

(414) 421-8200

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 14, 2021

Notice is hereby given that the 2021 Annual Meeting of Stockholders of 1895 Bancorp of Wisconsin, Inc. will be held at the office of PyraMax Bank, FSB located at 7001 West Edgerton Avenue, Greenfield, Wisconsin on Friday, May 14, 2021 at 10:00 a.m., Central time.

A Proxy Card and Proxy Statement for the annual meeting are enclosed. The annual meeting is for the purpose of considering and acting upon:

1.	the election of three directors;

2.	the ratification of the appointment of Wipfli LLP as independent registered public accounting firm for the year ending December 31, 2021; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the annual meeting.

Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on the date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on March 26, 2021 are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF 1895 BANCORP OF WISCONSIN, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING. ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN ITSELF CONSTITUTE REVOCATION OF YOUR PROXY.

By	Order of the Board of Directors

/s/ Monica Baker
Monica Baker
Corporate Secretary

Greenfield, Wisconsin

April 9, 2021

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND 1895 BANCORP OF WISCONSIN, INC.’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2020 ARE EACH AVAILABLE ON THE INTERNET AT www.cstproxy.com/1895bancorpofwisconsin/2021.

PROXY STATEMENT

1895 Bancorp of Wisconsin, Inc.

7001 West Edgerton Avenue

Greenfield, Wisconsin 53220

(414) 421-8200

ANNUAL MEETING OF STOCKHOLDERS

May 14, 2021

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of 1895 Bancorp of Wisconsin, Inc. to be used at the Annual Meeting of Stockholders, which will be held at the offices of PyraMax Bank, FSB located at 7001 West Edgerton Avenue, Greenfield, Wisconsin on Friday, May 14, 2021 at 10:00 a.m., Central time, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 9, 2021.

In light of the ongoing COVID-19 outbreak and the potential for emergency orders restricting or prohibiting in-person gatherings, we are planning for the possibility that the annual meeting may be held solely or in part by means of remote communication. If we decide to hold the annual meeting by means of remote communication, we will announce the decision to do so in advance, including details on how to participate in a virtual meeting, in a press release and/or in a Current Report on Form 8-K that we file with the U.S. Securities and Exchange Commission, which will also be posted on our website at www.pyramaxbank.com on the “Investor Relations” page under “SEC Filings.” If we conduct the annual meeting as a virtual meeting, you will need the control number included on your proxy card in order to access and participate in the meeting.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of 1895 Bancorp of Wisconsin, Inc. will be voted in accordance with the directions given thereon. Please sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the election of each of the nominees for director named herein and “FOR” the ratification of the appointment of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2021.

Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of 1895 Bancorp of Wisconsin, Inc. at the address shown above, by filing a duly executed proxy bearing a later date, by following the instructions to submit your proxy via the Internet on the enclosed proxy card, or by voting in person at the annual meeting. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

If you have any questions about giving your proxy or require assistance, please call Monica Baker, Corporate Secretary, at (414) 421-8200.

If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the annual meeting.

SOLICITATION OF PROXIES; EXPENSES

We will pay the cost of this proxy solicitation. Our directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors, executive officers or employees for such services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of 1895 Bancorp of Wisconsin, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on March 26, 2021 are entitled to one vote for each share then held. As of March 26, 2021, there were 4,972,064 shares of common stock issued and outstanding.

1895 Bancorp of Wisconsin, Inc.’s Charter provides that, for a period of five years from the closing of 1895 Bancorp of Wisconsin, Inc.’s stock offering completed January 8, 2019, no person, other than 1895 Bancorp of Wisconsin, MHC, may directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of any class of equity security of 1895 Bancorp of Wisconsin, Inc. held by persons other than 1895 Bancorp of Wisconsin, MHC, and that any shares acquired in excess of this limit will not be entitled to be voted and will not be counted as voting stock in connection with any matters submitted to the stockholders for a vote.

Principal Holders

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of March 26, 2021, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 7001 West Edgerton Avenue, Greenfield, Wisconsin 53220.

	Shares of Common Stock Beneficially Owned as of the Record Date (1)		Percent of Shares of Common Stock Outstanding (2)
Persons Owning Greater than 5%
1895 Bancorp of Wisconsin, MHC 7001 West Edgerton Avenue Greenfield, Wisconsin 53220	2,682,172		55.3%

Directors
Monica Baker	23,039	(3)	*
David Ball	11,436	(4)
Darrell Francis	17,154	(5)	*
Richard B. Hurd	50,447	(6)	1.0%
Joseph Murphy	13,154	(7)	*
James Spiegelberg	12,154	(8)	*
John Talsky	7,154	(9)	*
Gary Zenobi	9,654	(10)	*

Executive Officers who are not Directors
Richard Krier	9,435	(11)	*
Charles Mauer	4,126	(12)	*
Thomas Peterson	13,538	(13)	*

All directors and executive officers as a group (11 persons)	173,594		3.5%

*	Less than 1%.
(1)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of 1895 Bancorp of Wisconsin, Inc. common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from March 26, 2021. At March 26, 2021, there were 215,465 outstanding options to purchase shares of 1895 Bancorp of Wisconsin, Inc. common stock, 41,425 of which could be exercised within 60 days. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of 1895 Bancorp of Wisconsin, Inc. common stock.

(2)	Based on a total of 4,972,064 shares of common stock outstanding as of March 26, 2021.
(3)

Includes 2,513 shares held through Ms. Baker’s 401(k) plan, 572 shares allocated to Ms. Baker’s ESOP account, 13,354 shares of unvested restricted stock over which Ms. Baker has sole voting power but no investment power, and 6,600 shares that could be acquired through the exercise of vested stock options.

(4)	Includes 11,436 shares of unvested restricted stock over which Mr. Ball has sole voting power but no investment power.
(5)

Includes 10,000 shares held by a deferred compensation plan, 4,769 shares of unvested restricted stock over which Mr. Francis has sole voting power but no investment power, and 2,385 shares that could be acquired through the exercise of vested stock options.

(6)

Includes 13,376 shares held through Mr. Hurd’s 401(k) plan, 1,175 shares held through Mr. Hurd’s Schwab account, 596 shares allocated to Mr. Hurd’s ESOP account, 23,500 shares of unvested restricted stock over which Mr. Hurd has sole voting power but no investment power, and 11,800 shares that could be acquired through the exercise of vested stock options.

(7)

Includes 6,000 shares held through Mr. Murphy’s individual retirement plan, 4,769 shares of unvested restricted stock over which Mr. Murphy has sole voting power but no investment power, and 2,385 shares that could be acquired through the exercise of vested stock options.

(8)

Includes 5,000 shares held by a deferred compensation plan, 4,769 shares of unvested restricted stock over which Mr. Spiegelberg has sole voting power but no investment power, and 2,385 shares that could be acquired through the exercise of vested stock options.

(9)

Includes 4,769 shares of unvested restricted stock over which Mr. Talsky has sole voting power but no investment power and 2,385 shares that could be acquired through the exercise of vested stock options.

(10)

Includes 2,500 shares held by a deferred compensation plan, 4,769 shares of unvested restricted stock over which Mr. Zenobi has sole voting power but no investment power and 2,385 shares that could be acquired through the exercise of vested stock options.

(11)

Includes 1,000 shares held through Mr. Krier’s 401(k) plan, 435 shares allocated to Mr. Krier’s ESOP account, 6,000 shares of unvested restricted stock over which Mr. Krier has sole voting power but no investment power, and 2,000 shares that could be acquired through the exercise of vested stock options.

(12)

Includes 1,000 shares held through Mr. Mauer’s 401(k) plan, 526 shares allocated to Mr. Mauer’s ESOP account, 1,000 shares of unvested restricted stock over which Mr. Mauer has sole voting power but no investment power, and 1,600 shares that could be acquired through the exercise of vested stock options.

(13)

Includes 1,000 shares held through Mr. Peterson’s 401(k) plan, 538 shares allocated to Mr. Peterson’s ESOP account, 8,500 shares of unvested restricted stock over which Mr. Peterson has sole voting power but no investment power, and 3,500 shares that could be acquired through the exercise of vested stock options.

Quorum

The presence in person or by proxy of holders of a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies. However, if 1895 Bancorp of Wisconsin, MHC, our majority stockholder, votes at the annual meeting, a quorum would be assured. 1895 Bancorp of Wisconsin, MHC intends to vote at the annual meeting.

Votes Required

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder: (i) to vote FOR ALL nominees; (ii) to WITHHOLD for ALL nominees; or (iii) to vote FOR ALL EXCEPT one or more of the nominees. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.

As to the ratification of the appointment of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2021, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The ratification of this matter shall be determined by a majority of the votes represented at the annual meeting and entitled to vote on the matter. Broker non-votes will not affect the outcome of the vote, and abstentions will have the same effect as votes against.

Management anticipates that 1895 Bancorp of Wisconsin, MHC, our majority stockholder, will vote all of its shares of common stock in favor of all the matters set forth above. If 1895 Bancorp of Wisconsin, MHC votes all of its shares in favor of each proposal, the approval of each proposal would be assured.

Participants in the PyraMax Bank, FSB Employee Stock Ownership Plan and 401(k) Plan

If you participate in the PyraMax Bank, FSB Employee Stock Ownership Plan (the “ESOP”), you will receive a Vote Authorization Form for the ESOP that reflects all of the shares you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the proportionate interest of shares of our common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of our common stock held by the ESOP, allocated shares for which a participant has voted to abstain, and allocated or deemed allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions, subject to a determination that such vote is in the best interest of ESOP participants.

In addition, participants in the PyraMax Bank, FSB 401(k) Savings Plan (“401(k) Plan”) who have an account in the 1895 Bancorp of Wisconsin, Inc. Stock Fund in the 401(k) Plan will receive a vote authorization form that allows them to direct the 401(k) Plan trustee to vote their shares held by the 401(k) Plan. If a participant does not direct the 401(k) Plan trustee as to how to vote his or her shares in the 401(k) Plan, the trustee will vote such interest in the same proportion as it has received voting instructions from other 401(k) Plan participants.

The deadline for returning your ESOP and 401(k) Vote Authorization Forms or submitting your vote instructions via the Internet is Friday, May 7, 2021 at 11:59 p.m. Central time.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is comprised of eight members. Our Bylaws provide that directors are divided into three classes as nearly equal in number as possible, with one class of directors elected annually. Three directors have been nominated for election at the annual meeting to serve for a three-year period and until their respective successors shall have been elected and qualified. The Board of Directors has nominated David Ball, Joseph Murphy and Gary Zenobi, each to serve as a director for a three-year term. Each nominee is currently a director of 1895 Bancorp of Wisconsin, Inc. and has agreed to serve as a director if elected.

The following sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the annual meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee or continuing director and any other person pursuant to which such nominee or continuing director was selected. Age information is as of March 26, 2021, and term as a director includes service with PyraMax Bank, FSB.

With respect to directors and nominees, the biographies contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director. Each director of 1895 Bancorp of Wisconsin, Inc. is also a director of PyraMax Bank, FSB and 1895 Bancorp of Wisconsin, MHC.

Directors

The nominees for director are:

David Ball joined 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank, FSB in February 2021 as a Director, President and Chief Operating Officer. In this role he will oversee the daily operations of PyraMax Bank, FSB, design and implement business strategies and set comprehensive goals for profitability and growth. Prior to being employed by PyraMax Bank, Mr. Ball was most recently the Managing Director of Correspondent Banking at BMO Harris from 2004 until February 2021. Mr. Ball has over 30 years of banking experience, with a depth of expertise in finance, commercial lending and management. Age 52.

Joseph Murphy has served on the Board of Directors of PyraMax Bank, FSB since December 2005. He was City Attorney for the City of South Milwaukee from 1982 to 2016. Mr. Murphy was a principal shareholder in Murphy & Leonard, LLP (formerly Murphy & Brennan), a Milwaukee law firm concentrating in commercial litigation, municipal law, real estate, estate planning and family law from 1981 to 2016. Mr. Murphy was an Assistant District Attorney in Milwaukee County from 1977 to 1981. Mr. Murphy retired in 2017. Mr. Murphy’s extensive and varied background as an attorney and in real estate are valuable to our Board of Directors. Age 73.

Gary Zenobi was appointed to the Board of Directors in 1992. Mr. Zenobi is a retired certified public accountant who owned his own certified public accounting firm, GAZ LLC, from 2010 to 2015. He was a partner in the accounting firm of Bartlett & Zenobi, SC. from 1994 to 2010. Prior to that, Mr. Zenobi owned his own firm Gary A. Zenobi, S.C. from 1988 to 1994. Mr. Zenobi also worked at the CPA firms

Jannsen & Co. SC from 1977 to 1987 and Bersch and Co. SC from 1973 to 1976. He was the Comptroller of American Medical Services, Inc. from 1970 to 1973 and began his career working for Touche Ross from 1967 to 1970. Mr. Zenobi is a certified public accountant and his diverse background and broad experience in public accounting enhances our Board of Director’s oversight of financial reporting. His work experience qualifies him to be a member of the Audit Committee as an “audit committee financial expert” under the rules and regulations of the Securities and Exchange Commission. Age 75.

The Board of Directors recommends a vote “FOR” each of the nominees for director.

The following directors of 1895 Bancorp of Wisconsin, Inc. have terms ending in 2022:

Monica Baker was appointed Senior Vice President-Chief Brand Officer in January 2014. Ms. Baker joined PyraMax Bank, FSB in 1993 as the Vice President of Marketing/Human Resources/Savings. In 2000, she was promoted to Senior Vice President of Marketing/Human Resources and in 2010 she was promoted to Senior Vice President of Marketing/Human Resources/Retail Lending. Ms. Baker has been on the Board of Directors since 2006. Prior to being employed with PyraMax Bank, FSB Ms. Baker was the Human Resources Officer at Maritime Savings Bank. She brings with her over 34 years of banking experience, focused on retail banking, retail lending, human resources and marketing. Ms. Baker holds her Master of Business Administration Degree from the University of Wisconsin-Milwaukee and undergraduate with a double major in Human Resources and Marketing from the University of Wisconsin-Milwaukee. Ms. Baker’s extensive experience in retail banking, retail lending, human resources and marketing are valuable to our Board of Directors in assessing the performance of PyraMax Bank, FSB. Age 52.

James Spiegelberg was appointed to PyraMax Bank, FSB’s Board of Directors in 2006. He owns Spiegelberg Financial Services, a full-service tax, accounting and financial services firm. Mr. Spiegelberg has over 27 years of accounting experience. Mr. Spiegelberg was Vice President of Finance, TransWorld Express Airlines from 1987 to 1989 and Vice President of Finance & Administration, JBL Professional from 1989 to 1993. Prior to that, he was Director of Accounting, Jet America Airlines from 1985 to 1987. Mr. Spiegelberg began his professional experience with Touche Ross as an auditor from 1981 to 1983. After successfully passing the CPA exam, he accepted a position in Internal Audit with Rexnord Corporation from 1983 to 1985. In 2001, Mr. Spiegelberg became an Investment Advisor Representative and also holds health and life insurance licenses, which adds valuable knowledge and experience to our Board of Directors. His work experience qualifies him to be a member of the Audit Committee as an “audit committee financial expert” under the rules and regulations of the Securities and Exchange Commission. Age 62.

The following directors of 1895 Bancorp of Wisconsin, Inc. have terms ending in 2023:

Darrell Francis has served on the Board of Directors of PyraMax Bank, FSB since June 1986. He was appointed Chairman of the Board in July 2007. He owns and operates a private dental practice in Wisconsin and has performed general dentistry since 1976. Dr. Francis has been a member of the South Milwaukee Police and Fire Commission for over 25 years. He is the former President of the South Milwaukee Lion’s Club and was previously on the Board of Directors of Southshore-YMCA. Mr. Francis has extensive knowledge of local markets and the communities served by PyraMax Bank, FSB. Age 68.

Richard Hurd was appointed President and Chief Executive Officer of PyraMax Bank, FSB in 2007 and currently serves as Chief Executive Officer of PyraMax Bank, FSB and 1895 Bancorp of Wisconsin, Inc. Previously, Mr. Hurd was the Chief Operating Officer from 2004 to 2007. Mr. Hurd has been a board member since 2004. He joined PyraMax Bank, FSB in 2001. Prior to joining PyraMax Bank, FSB Mr. Hurd had 30 years of banking experience at First Wisconsin National Bank, Marine Bank and Bank One Corporation. Mr. Hurd’s banking experience and knowledge of financial markets enhance the breadth of experience of our Board of Directors. Age 69.

John Talsky was appointed to the Board of Directors in 2001. Mr. Talsky is an attorney who has owned a law firm specializing in estate planning and related services since 1973. Mr. Talsky is the Village of Greendale Board of Zoning Appeals Member, Chairman (1990 to Present). Mr. Talsky’s broad legal experience enables him to bring a unique perspective to the Board of Directors. Age 72.

Executive Officers Who are Not Directors

Richard J. Krier joined PyraMax Bank, FSB in April 2011 as Senior Vice President Chief Financial Officer. In this role he oversees the Bank’s financial reporting and finance functions. Prior to being employed by PyraMax Bank, FSB, Mr. Krier served as the Chief Financial Officer of Partnership Community Bancshares, from 2008 until 2011, and was employed at Ozaukee Bank from 1990 to 2008 in a variety of administrative and financial roles including Chief Financial Officer from 2004 to 2008. Mr. Krier has over 30 years of broad-based banking experience in the areas of financial management, operations, performance measurement and decision support. Mr. Krier is also a certified public accountant. Age 61.

Charles Mauer joined PyraMax Bank, FSB in June 2010 as Senior Vice President and Chief Credit Officer. He is responsible for the overall management of PyraMax Bank, FSB’s Credit Administration Department, including loan underwriting, loan review, lending support, loan policies, procedures and processes to ensure the overall quality of PyraMax Bank, FSB’s loan portfolio. Mr. Mauer has over 30 years of commercial, consumer and mortgage lending as well as credit administration experience. Prior to working at PyraMax Bank, FSB, he was a First Vice President of Credit Administration at Ozaukee Bank where he also managed client relationships for over 20 years. In 2007, Ozaukee Bank was acquired by BMO Harris. Mr. Mauer remained with BMO Harris for three years serving as Senior Vice President—Concurrence Officer. Age 62.

Thomas K. Peterson joined PyraMax Bank, FSB as Senior Vice President, Chief Lending Officer in January 2017. Prior to being employed by PyraMax Bank, FSB, Mr. Peterson was the Commercial Business Segment Leader for the Milwaukee-Madison Markets for Associated Bank from 2014 to 2017, and was the Commercial Business Team Leader for the Milwaukee Unit from 2010 to 2014. Mr. Peterson has over 36 years of banking experience, including various commercial banking roles at Ozaukee Bank, BMO Harris and Associated Bank. Age 64.

Board Independence

The board of directors has determined that each of our directors, other than Richard Hurd, David Ball and Monica Baker, would be considered independent under the Nasdaq Stock Market corporate governance listing standards. In determining the independence of our directors, the board of directors considered relationships between PyraMax Bank, FSB and our directors that are not required to be reported under “Transactions With Certain Related Persons,” below, consisting of deposit accounts that our directors maintain at PyraMax Bank, FSB. In addition, we utilize the services of Director Talsky’s law firm, of which he is the owner, and the services of a law firm in which Director Murphy’s son is a partner.

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by Darrell Francis, who is an independent director. Having an independent chair ensures a greater role for the independent directors in the oversight of 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank, FSB and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

To further assure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:

•	a majority of the independent directors on the Board of Directors;

•	periodic meetings of the independent directors; and

•	annual performance evaluations of the President and Chief Executive Officer by the independent directors.

The Board of Directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.

The Board of Directors is actively involved in oversight of risks that could affect 1895 Bancorp of Wisconsin, Inc. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within 1895 Bancorp of Wisconsin, Inc. The Board of Directors of PyraMax Bank, FSB also has additional committees that conduct risk oversight. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank, FSB such as lending, risk management, asset/liability management, investment management and others.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Delinquent Section 16(a) Reports

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed during the year ended December 31, 2020, we believe that no executive officer, director or 10% beneficial owner of our shares of common stock failed to file an ownership report on a timely basis.

Code of Ethics for Senior Officers

1895 Bancorp of Wisconsin, Inc. has adopted a Code of Ethics for Senior Officers that applies to 1895 Bancorp of Wisconsin, Inc.’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics for Senior Officers is available on our website at www.pyramaxbank.com. Amendments to and waivers from the Code of Ethics for Senior Officers will also be disclosed on our website.

Hedging Policy

1895 Bancorp of Wisconsin, Inc. has not adopted a policy regarding the ability of officers, directors and employees to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of registrant equity securities.

Attendance at Annual Meetings of Stockholders

1895 Bancorp of Wisconsin, Inc. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. All members of the Board of Directors attended the 2020 Annual Meeting of Stockholders.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: 1895 Bancorp of Wisconsin, Inc., 7001 West Edgerton Avenue, Greenfield, Wisconsin 53220, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about 1895 Bancorp of Wisconsin, Inc. or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Meetings and Committees of the Board of Directors

We conduct business through meetings of our Board of Directors and its committees, including an Audit Committee and Compensation Committee. Nominating decisions are made by the full Board of Directors, as permitted under Nasdaq Stock Market rules for “Controlled Companies.” We are a Controlled Company because 1895 Bancorp of Wisconsin, MHC owns a majority of our outstanding shares of common stock.

In 2020, the Board of Directors of 1895 Bancorp of Wisconsin, Inc. held 12 regular meetings and 3 special meetings. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees on which he or she served (during the periods that he or she served).

Audit Committee. The Audit Committee is comprised of Directors Spiegelberg, Francis and Zenobi, each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. Mr. Spiegelberg serves as chair of the Audit Committee. The Board of Directors has determined that Directors Spiegelberg and Zenobi each qualify as “audit committee financial experts” as defined under applicable Securities and Exchange Commission rules.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.pyramaxbank.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of 1895 Bancorp of Wisconsin, Inc. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met 3 times during the year ended December 31, 2020.

Compensation Matters. The Compensation Committee approves the compensation objectives for 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank, FSB and establishes the compensation for the President and Chief Executive Officer and other executives. 1895 Bancorp of Wisconsin, Inc.’s President and Chief Executive Officer will not be present during any committee deliberations or voting with respect to his or her compensation. The President and Chief Executive Officer may make recommendations to the Compensation Committee from time to time regarding the appropriate mix and level of compensation for other officers. The Compensation Committee also assists the Board of Directors in succession planning and management development for executive officers. The Compensation Committee will also be responsible for administering 1895 Bancorp of Wisconsin, Inc.’s benefit programs, including the 1895 Bancorp of Wisconsin, Inc. 2020 Equity Incentive Plan.

The Compensation Committee also considers the appropriate levels and form of director compensation and makes recommendations to the Board of Directors regarding director compensation.

Our Board of Directors has adopted a written charter for the Compensation Committee, which is available on our website at www.pyramaxbank.com. The Compensation Committee met 2 times during the year ended December 31, 2020.

Nominating and Corporate Governance Matters

With regard to nominating and corporate governance matters, the Board of Directors’ primary responsibilities include the following:

•	to lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for shareholder approval;

•	to review and monitor compliance with the requirements for board independence;

•	to review the committee structure and make recommendations to the Board of Directors regarding committee membership; and

•	to develop and recommend corporate governance guidelines to the Board of Directors for its approval.

The Board of Directors identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to 1895 Bancorp of Wisconsin, Inc.’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service, or if the Board of Directors decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the Board of Directors would solicit suggestions for director candidates from all Board of Directors members. In addition, the Board of Directors is authorized by its charter to engage a third party to assist in the identification of director nominees. The Board of Directors would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has personal and professional ethics and integrity;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for Board of Directors and committee meetings;

•	is familiar with the communities in which 1895 Bancorp of Wisconsin, Inc. operates and/or is actively engaged in community activities;

•	satisfies the director qualifications set forth in 1895 Bancorp of Wisconsin, Inc.’s bylaws;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and 1895 Bancorp of Wisconsin, Inc.’s shareholders; and

•	has the capacity and desire to represent the balanced, best interests of 1895 Bancorp of Wisconsin, Inc.’s shareholders as a group, and not primarily a special interest group or constituency.

In addition, the Board of Directors will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, whether the candidate would satisfy the SEC’s independence standards applicable to members of 1895 Bancorp of Wisconsin, Inc.’s audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

The Board of Directors understands the importance and value of diversity on the Board and seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Board of Directors also seeks directors who can continue to strengthen PyraMax Bank, FSB’s position in its community and can assist PyraMax Bank, FSB with business development through business and other community contacts.

Nominating Procedures. The Board of Directors may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 7001 West Edgerton Avenue, Greenfield, Wisconsin 53220. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Board of Directors. Stockholders who wish to recommend a nominee must write to 1895 Bancorp of Wisconsin, Inc.’s Corporate Secretary and such communication must include:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;

•	The name and address of the stockholder as they appear on 1895 Bancorp of Wisconsin, Inc.’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of 1895 Bancorp of Wisconsin, Inc.’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•

A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address of the candidate and the principal occupation or employment of the candidate;

•	The candidate’s written consent to serve as a director;

•

A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on 1895 Bancorp of Wisconsin, Inc.’s Board of Directors; and

•

Such other information regarding the candidate or the stockholder as would be required to be included in 1895 Bancorp of Wisconsin, Inc.’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A.

Submissions that are received and that satisfy the above requirements are forwarded to the Board of Directors for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

There is a difference between the recommendations of nominees by stockholders pursuant to this policy and a formal nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of 1895 Bancorp of Wisconsin, Inc. See “Stockholder Proposals and Nominations.”

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2020.

•

We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

•

We have received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that 1895 Bancorp of Wisconsin, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

James Spiegelberg (Chairman)

Darrell Francis

Gary Zenobi

Transactions With Certain Related Persons

Federal law generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from the prohibition for loans made by federally insured financial institutions, such as PyraMax Bank, FSB, to their executive officers and directors in compliance with federal banking regulations. At December 31, 2020, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to PyraMax Bank, FSB, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original repayment terms at December 31, 2020, and were made in compliance with federal banking regulations.

Other than the loans described above, PyraMax Bank, FSB has not entered into any transactions since January 1, 2019 in which the amount involved exceeded $120,000 and in which any related persons had or will have a direct or indirect material interest.

Executive and Director Compensation

Executive Compensation

The following table sets forth for the year ended December 31, 2020 certain information as to the total remuneration paid by PyraMax Bank, FSB to its Chief Executive Officer, Richard Hurd, who serves as our Chief Executive Officer, and our two other most highly compensated executive officers for the year ended December 31, 2020. Each individual listed in the table below is referred to as a “named executive officer.”

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Richard Hurd Chief Executive Officer	2020	305,906	88,748	184,475	119,109	37,890	736,128
	2019	287,753	87,008	—	—	36,645	411,406
Thomas Peterson Senior Vice President and Chief Lending Officer	2020	195,841	56,811	66,725	35,329	18,169	372,875
	2019	184,202	55,697	—	—	19,118	259,017
Monica Baker Senior Vice President and Chief Brand Officer	2020	197,126	56,811	104,829	66,620	37,198	462,584
	2019	184,202	55,697	—	—	38,686	278,585

(1)	Amounts in this column represent a discretionary bonus.
(2)

In accordance with FASB ASC Topic 718, the reported amount represents the full grant date value of each award. Since awards vest at a rate of 20% per year beginning in 2021, none of the named executive officers recognized any income from the awards during 2020. The assumptions used in the calculation of these amounts are included in footnote 20 to our audited financial statements beginning on page F-1 of this prospectus. For stock option awards, amounts reported are grant date fair values computed based upon the Black-Scholes option valuation model, and the actual value, if any, that may be realized will depend on the excess of the stock price over the exercise price on the date the option is exercised. Therefore, there is no assurance that the value of an option realized by a named executive officer will be at or near the value shown above. For restricted stock awards, the amount shown reflects the aggregate grant date fair value of restricted stock awards granted to each named executive officer in 2020.

(3)

The amounts in this column reflect what PyraMax Bank, FSB paid for, or reimbursed, the applicable named executive officer for the various benefits and perquisites received. For the 2019 fiscal year, the amounts in this column were increased by $3,400, $3,020 and $3,253 for each of Messrs. Hurd and Peterson and Ms. Baker to reflect ESOP allocations, the information for which was not available at the time of the filing of the 2020 Annual Meeting proxy statement. This column does not reflect perquisites and personal benefits received by our named executive officers, the aggregate value of which is less than $10,000. A break-down of the various elements of compensation in this column for calendar year 2020 is set forth in the following table:

All Other Compensation
Name	Employee Stock Ownership Plan ($)	401(k) Match ($)	Board Fees ($)	Total All Other Compensation ($)
Richard Hurd	2,790	17,100	18,000	37,890
Thomas Peterson	2,572	15,597	—	18,169
Monica Baker	2,693	16,505	18,000	37,198

*	Richard Hurd deferred 100% of 2020 Board fees into the Non-Qualified Deferred Compensation Plan.

Benefit Plans and Agreements

Employment Agreements. In 2019, PyraMax Bank, FSB entered into employment agreements with the named executive officers: Richard B. Hurd, Chief Executive Officer; Thomas Peterson, Senior Vice President, Chief Lending Officer; and Monica Baker, Senior Vice President and Chief Brand Officer, and four other executives. In February 2021, PyraMax Bank, FSB, retained David R. Ball as its Chief Operating Officer and President and Mr. Hurd relinquished the role of President to concentrate on his duties as Chief Executive Officer. In connection with Mr. Ball’s employment, he entered into an employment agreement with PyraMax Bank, FSB.

Mr. Hurd’s and Mr. Ball’s employment agreements each have an initial term of three years. At least 30 days prior to the anniversary date of the agreement and each anniversary date thereafter the disinterested members of the board of directors must conduct a comprehensive performance evaluation and affirmatively approve any extension of the agreement for an additional year or determine not to extend the term of the agreement. If the board of directors determines not to extend the term, it shall provide the executive with a written notice of non-renewal prior to the anniversary date. On December 18, 2020, the board of directors extended the term of Mr. Hurd’s employment agreement until January 8, 2024.

The employment agreements with Mr. Peterson and Ms. Baker and the other executives each have an initial term of eighteen months. On the first anniversary date of the effective date of the agreements the disinterested members of the board of directors may choose to conduct a comprehensive performance evaluation and affirmatively approve any extension of the agreements for an additional twelve months or determine not to extend the term of the agreement. If the board of directors determines not to extend the term, it shall provide with a written notice of non-renewal, and the agreements will terminate as the end of the initial term. On December 18, 2020, the board of directors extended the terms of each of Mr. Peterson’s and Ms. Baker’s employment agreements until July 8, 2022, respectively.

The employment agreements provide for base salaries for Messrs. Hurd, Ball and Peterson, and Ms. Baker in the amounts of $290,000, $290,000, $193,158, and $193,158, respectively. The base salaries may be increased, but not decreased (other than a decrease which is applicable to all senior officers). In addition to base salary, the executives will be entitled to participate in any bonus programs (including a discretionary bonus and a performance-based bonus) and benefit plans that are made available to management employees. Mr. Hurd’s and Mr. Ball’s employment agreements provide for country club membership fees (Mr. Ball’s agreement also provides for PyraMax Bank to pay his initiation fees). The executives will be reimbursed for all reasonable business expenses incurred. In addition, Mr. Ball’s employment agreement provides that he will receive 300 hours of paid time off each year.

In the event of an executive’s involuntary termination of employment for reasons other than cause, disability or death, or in the event of the executive’s resignation for “good reason,” the executive will receive a severance payment equal to the base salary and bonus(es) that the executive would have earned during the remaining term of the employment agreement. Such payment will be payable in a lump sum within 30 days following the executive’s date of termination. In addition, the executive will be entitled to continued life insurance and non-taxable medical and dental insurance coverage, at PyraMax Bank, FSB’s expense, substantially comparable to the coverage maintained for the executive and the executive’s dependents prior to the executive’s termination. For purposes of the employment agreements, “good reason” is defined as: (i) the failure to appoint or re-elect the executive to his executive position or a material change in executive’s function, duties, or responsibilities, which change would cause the executive’s position to become one of lesser responsibility, importance, or scope; (ii) a relocation of the executive’s principal place of employment by more than 35 miles from the executive’s principal place of employment as of the initial effective date of the employment agreement; (iii) a material reduction in benefits and perquisites, including base salary (except for any reduction that is part of a good faith, overall reduction of such benefits applicable to all officers or employees of PyraMax Bank, FSB); (iv) a liquidation or dissolution of PyraMax Bank, FSB; or (v) a material breach of the employment agreement by PyraMax Bank, FSB. In order to be entitled to the benefit set forth above, an executive will be required to enter into a release of claims against 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank, FSB.

In the event of executive’s involuntary termination of employment other than for cause, disability or death, or in the event of the executive’s resignation for “good reason,” following the effective date of a change in control of 1895 Bancorp of Wisconsin, Inc. or PyraMax Bank, FSB, the executive will be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to one and one-half (1.5) times (three (3) times, for Mr. Hurd) the sum of (i) the executive’s highest special rate of base salary payable at any time under the agreement, plus (ii) the highest bonus paid to the executive with respect to the prior three completed fiscal years. Such payment will be payable in a lump sum within 10 days following the executive’s date of termination. In addition, the executive would be entitled, at PyraMax Bank, FSB’s (or PyraMax Bank, FSB’s successor’s) expense, to the continuation of substantially comparable life insurance and non-taxable medical and dental insurance coverage for the executive and the executive’s dependents 18 months (36 months, for Mr. Hurd) following the executive’s termination.

Should the executives become disabled, they will be entitled to disability benefits, if any, provided under a long-term (or short-term) disability plan sponsored by PyraMax Bank, FSB and will receive continued non-taxable medical and dental benefit coverage substantially comparable to that maintained for executive and his dependents prior to becoming disabled until the earlier of (i) the date the executive returns to full-time employment of PyraMax Bank, FSB, (ii) the executive is employed full-time by another employer, (iii) 12 months from the date of executive’s termination due to disability. In the event of an executive’s death while employed, the executive’s estate or beneficiary will be paid his base salary for six months following death, and his or her family will continue to receive non-taxable medical and dental coverage for 12 months after his death.

Upon any termination of employment (other than a termination in connection with a change in control), the executives will be required to adhere to one-year non-competition covenant and will be prohibited from soliciting employees of PyraMax Bank, FSB or any affiliate for the purpose of having such person(s) terminate employment with PyraMax Bank, FSB or its affiliates and provide services or accept employment with a competing business. The executives also agree that during their employment and following such employment, the executives will maintain and will not disclose the confidential information of PyraMax Bank, FSB.

Nonqualified Deferred Compensation Plan. PyraMax Bank, FSB has entered into a Nonqualified Deferred Compensation Plan (the “Deferral Plan”) for the benefit of its directors and senior executives. The Plan is a nonqualified plan of deferred compensation within the meaning of Section 409A of the Internal Revenue Code. Only those persons designated by PyraMax Bank, FSB are able to participate by entering into a compensation deferral agreement and electing to defer up to 100% of such participant’s regular salary, bonus, commissions or director’s fees, as applicable. PyraMax Bank, FSB, may, but is not obligated to, make discretionary contributions to the Deferral Plan from time to time, which contributions are not required to be uniform among the participants. A participant will be 100% vested in his or her deferrals and earnings thereon, however, any discretionary amounts contributed by PyraMax Bank, FSB, are vested based on the participant’s years of service, at the rate of 20% per year, such that a participant will be fully vested after five years of service. A participant will also become fully vested in his or her employer discretionary contributions in the event of the participants death or disability while employed, or in the event of a change in control. The amounts deferred under the terms of the Deferral Plan are deemed to be invested in investment options similar to those available under PyraMax Bank, FSB’s 401(k) Savings Plan. In connection with 1895 Bancorp of Wisconsin, Inc.’s 2019 stock offering, the Deferral Plan was amended to give the participants a one-time election to invest all or a portion of their accounts in the Deferral Plan in common stock of 1895 Bancorp of Wisconsin, Inc.

2020 Equity Incentive Plan. On March 27, 2020, 1895 Bancorp of Wisconsin, Inc. stockholders approved the 1895 Bancorp of Wisconsin, Inc. 2020 Equity Incentive Plan (the “2020 Equity Incentive Plan”), which provides for the grant of stock-based awards to our directors and executive officers. The 2020 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 333,854 shares of 1895 Bancorp of Wisconsin, Inc. common stock pursuant to grants of incentive and non-qualified stock options and restricted stock awards. Of this number, the maximum number of shares of 1895 Bancorp of Wisconsin, Inc. common stock that may be issued under the 2020 Equity Incentive Plan pursuant to the exercise of stock option is 238,467, and the maximum number of shares of 1895 Bancorp of Wisconsin, Inc. common stock that may be issued as restricted stock awards is 95,387 shares.

1895 Bancorp of Wisconsin, Inc.’s employees and outside directors are eligible to receive awards under the 2020 Equity Incentive Plan. Awards may be granted in a combination of restricted stock awards, incentive stock options, and nonqualified stock options, except that non-employees may not be granted incentive stock options. The exercise price of stock options granted under the 2020 Equity Incentive Plan may not be less than the fair market value on the date the stock option is granted. Stock options are subject to vesting conditions and restrictions. Stock awards under the 2020 Equity Incentive Plan will be granted only in whole shares of common stock. All shares of restricted stock and all stock option grants will be subject to conditions established by the Board of Directors that are set forth in the applicable award agreement.

Outstanding Equity Awards at Fiscal Year End. The following table sets forth information with respect to outstanding equity awards as of December 31, 2020 for the named executive officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
Name	Option awards				Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
Richard Hurd	—	59,000	7.85	4/24/2030	23,500	234,060
Thomas Peterson	—	17,500	7.85	4/24/2030	8,500	84,660
Monica Baker	—	33,000	7.85	4/24/2030	13,354	133,006

(1)	Based on a closing price of 1895 Bancorp of Wisconsin, Inc. common stock of $9.96 as of December 31, 2020.

Director Compensation

The following table sets forth for the fiscal year ended December 31, 2020 certain information as to the total remuneration we paid to our directors other than to directors who are also our named executive officers. Information with respect to director compensation paid to directors who are also named executive officers is included above in “—Executive Officer Compensation—Summary Compensation Table.”

Directors Compensation Table
Name	Fees earned or paid in cash(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Darrell Francis	49,200	37,580	21,814	—	108,594
Joseph Murphy	41,400	37,580	21,814	—	100,794
James Spiegelberg	41,400	37,580	21,814	—	100,794
John Talsky	41,400	37,580	21,814	29,567 (3)	130,361
Gary Zenobi	41,400	37,580	21,814	—	100,794

(1)

For the year ended December 31, 2020, each independent director of PyraMax Bank, FSB was paid a monthly retainer of $3,450, and Mr. Francis was paid $7,800 in 2020 for his duties as Chairman of the Board. Directors Francis and Spiegelberg deferred $49,200 and $41,400, respectively, of their fees to the Deferral Plan.

(2)

In accordance with FASB ASC Topic 718, the reported amount represents the full grant date value of each award. Since awards vest at a rate of 20% per year beginning in 2021, none of the named executive officers recognized any income from the awards during 2020. The assumptions used in the calculation of these amounts are included in footnote 20 to our audited financial statements beginning on page F-1 of this prospectus. For stock option awards, amounts reported are grant date fair values computed based upon the Black-Scholes option valuation model, and the actual value, if any, that may be realized will depend on the excess of the stock price over the exercise price on the date the option is exercised. Therefore, there is no assurance that the value of an option realized by a non-employee director will be at or near the value shown above. For restricted stock awards, the amount shown reflects the aggregate grant date fair value of restricted stock awards granted to each non-employee director in 2020.

(3)	Mr. Talsky received a retainer of $24,000 and additional legal fees of $5,567 for hours worked in 2020 on real estate matters for PyraMax Bank, FSB, through his law firm, Talsky & Talsky, SC.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of 1895 Bancorp of Wisconsin, Inc. has approved the engagement of Wipfli LLP to be our independent registered public accounting firm for the year ending December 31, 2021, subject to the ratification of the engagement by our stockholders. At the annual meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Wipfli LLP for the year ending December 31, 2021. A representative of Wipfli LLP is expected to attend the annual meeting and may respond to appropriate questions and make a statement if he or she so desires.

Even if the engagement of Wipfli LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of 1895 Bancorp of Wisconsin, Inc. and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Wipfli LLP during the years ended December 31, 2020 and 2019.

	Year ended December 31, 2020	Year Ended December 31, 2019
Audit Fees	$143,600	$123,100
Audit-Related Fees	$12,600	$24,600
Tax Fees	$22,700	$15,600
All Other Fees	$35,400	$34,000

Audit Fees. Audit Fees include aggregate fees billed for professional services for the audit of 1895 Bancorp of Wisconsin, Inc.’s annual consolidated financial statements and for limited review of quarterly condensed consolidated financial statements included in periodic reports filed with the Securities and Exchange Commission, including out-of-pocket expenses.

Audit-Related Fees. Audit-Related Fees include fees billed for non-audit professional services in 2020 and 2019, including fees billed in connection with our mutual holding company reorganization and initial stock offering in 2019.

Tax Fees. Tax Fees include fees billed for tax compliance and tax related fees in 2020 and 2019.

All Other Fees. All Other Fees include fees billed for asset/liability management validation, BSA/AML validation, IT controls examination, 401(k) audit services and direct expenses for the years ending December 31, 2020 and 2019.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services and public company status, is compatible with maintaining the independence of Wipfli LLP. The Audit Committee concluded that performing such services does not affect the independence of Wipfli LLP in performing its function as our independent registered public accounting firm.

The Audit Committee’s current policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act

of 1934, as amended. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of audit-related fees and tax fees billed and paid during the years ended December 31, 2020 and 2019, as indicated in the table above.

The Board of Directors recommends a vote “FOR” the ratification of Wipfli LLP as independent registered public accounting firm for the year ending December 31, 2021.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for our 2022 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at 1895 Bancorp of Wisconsin, Inc.’s executive office, 7001 West Edgerton Avenue, Greenfield, Wisconsin 53220, no later than December 10, 2021, which is 120 days prior to the first anniversary of the date we expect to mail these proxy materials. If the date of the 2022 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Currently, in order to be brought before an annual meeting of stockholders, any new business or a director nomination proposed by a stockholder must be stated in writing and received by our Corporate Secretary not less than five days prior to the date of the annual meeting. The 2022 Annual Meeting of stockholders is expected to be held May 13, 2022. Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no later than May 8, 2022. If notice is received after May 8, 2022, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

A COPY OF 1895 BANCORP OF WISCONSIN, INC.’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2020 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY OR BY CALLING (414) 421-8200.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

1895 Bancorp of Wisconsin, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2020 Annual Report are each available on the Internet at www.cstproxy.com/1895bancorpofwisconsin/2021.

By	Order of the Board of Directors

/s/ Monica Baker
Monica Baker
Corporate Secretary

Greenfield, Wisconsin

April 9, 2021

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet, Smartphone or Tablet – Q U I CK * * * – E A SY IMMEDIATE – 24 Hours a Day, 7 Days a Week – or by Mail 1895 BANCORP OF WISCONSIN, INC. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically must be received by 11:59 p.m., Central Time, on May 13, 2021. INTERNET – www.cstproxyvote.com Log onto this website to vote your proxy. Have your proxy card available when you access the website. Follow the prompts to vote your shares. QR CODE – Use your mobile device to scan the QR code. Have your proxy card available. Follow the on-screen instructions to vote your proxy. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. Please mark your votes like this X 1. Election of Directors (1) David Ball (2) Joseph Murphy (3) Gary Zenobi FOR all Nominees listed to the left [] FOR all except as marked to contrary [] WITHHOLD AUTHORITY to vote for all nominees [] 2. Ratification of Wipfli LLP as independent registered public accounting firm for the year ending December 31, 2021. FOR [] AGAINST [] ABSTAIN [] (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) CONTROL NUMBER Signature Signature, if held jointly Date, 2021. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders The 2021 Proxy Statement and the 2020 Annual Report to Stockholders are available at https://www.cstproxy.com/1895bancorpofwisconsin/2021 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 1895 BANCORP OF WISCONSIN, INC. The undersigned appoints directors Monica Baker, Darrell Francis, Richard Hurd, James Spiegelberg and John Talsky, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of 1895 Bancorp of Wisconsin, Inc. held of record by the undersigned at the close of business on March 26, 2021 at the Annual Meeting of Stockholders of 1895 Bancorp of Wisconsin, Inc. to be held on May 14, 2021, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)